UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2006
Maxygen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28401	77-0449487
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
515 Galveston Drive
Redwood City, CA 94063
(Address of principal executive offices)
(650) 298-5300
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement
     On August 24, 2006, Maxygen, Inc. entered into amendments to its existing lease agreements with Metropolitan Life Insurance Company with regard to approximately 25,814 square feet of office space located at 301 Galveston Drive, Redwood City, California and approximately 31,166 square feet of laboratory and office space located at 515 Galveston Drive, Redwood City, California.
     The initial lease for the office space located at 301 Galveston Drive was entered into on December 15, 2004. The initial lease for the laboratory and office space located at 515 Galveston Drive was entered into on October 21, 1998 and subsequently amended by the First Amendment to Lease, dated February 26, 1999, the Second Amendment to Lease, dated October 24, 2000, the Third Amendment to Lease, dated October 22, 2003 and the Forth Amendment to Lease, dated December 15, 2004. The amendments extend the term of each lease from February 24, 2007 to February 28, 2009. Commencing February 25, 2007, the base rent for the office space located at 301 Galveston Drive is payable at the monthly rate of $1.06 per square foot of leased space for the first 12 months and $1.20 per square foot for the following 12 months and the base rent for the laboratory and office space located at 515 Galveston Drive is payable at the monthly rate of $1.96 per square foot of leased space for the first 12 months and $2.20 per square foot for the following 12 months. Each amendment provides for one option to further extend the lease for one year at a monthly rent to be determined in accordance with the amendment.
     Complete copies of the amendments are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Lease, dated as of August 24, 2006, by and between Metropolitan Life Insurance Company and Maxygen, Inc.

10.2	Fifth Amendment to Lease, dated as of August 24, 2006, by and between Metropolitan Life Insurance Company and Maxygen, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxygen, Inc.
Date: August 25, 2006	By:	/s/ Lawrence W. Briscoe
Lawrence Briscoe
Chief Financial Officer

Exhibit Index

10.1	First Amendment to Lease, dated August 24, 2006, by and between Metropolitan Life Insurance Company and Maxygen, Inc.

10.2	Fifth Amendment to Lease, dated August 24, 2006, by and between Metropolitan Life Insurance Company and Maxygen, Inc.